                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2
          Q&A WITH YOUR PORTFOLIO MANAGER       4
                        GLOSSARY OF TERMS       7

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS       8
                     FINANCIAL STATEMENTS      11
            NOTES TO FINANCIAL STATEMENTS      15

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      18
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      19

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN TAX FREE MONEY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD
ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S MONEY MARKET TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE MICHAEL BIRD. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   Interest rates at the short end of
the yield curve are largely determined by the actions and policy of the Federal Reserve ("the Fed"). As a result, the single most significant event of the past six months was the Fed's 50 basis point cut in rates in November. This move had the predictable effect of pulling short-term interest rates (generally defined as the yields on securities with maturities of less than one year) lower in early November.

    One of the most significant effects of the drop in yields was a surge in issuance. Municipalities moved aggressively to lock in lower financing rates by issuing new debt as well as refinancing existing obligations that were originated during periods of higher interest rates. In many cases, states were also driven to issue new debt in order to meet budgetary gaps. As a result of this activity, issuance for calendar year 2002 came in at a record high of $357 billion, a roughly 25 percent increase over the previous year.

    The equity markets also continued to be volatile on their way to a third consecutive year of losses. This volatility led to a surge in interest in all kinds of bond and money market funds as investors became increasingly conservative in their asset allocations. The asset flow into these funds moderated somewhat in the final months of 2002, as equity markets regained a bit of lost ground, but remain quite high relative to historical norms.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   For the six months ended
December 31, 2002, the fund generated a total return of 0.32 percent. The fund's seven-day current yield for the same period was 0.80 percent. Because income from the fund is exempt from federal income tax, its seven-day current yield was the equivalent of a taxable yield of 1.30 percent for shareholders in the 38.6 percent federal income-tax bracket.

The yield reflects the current earnings of the fund more closely than the total return calculation. Total return assumes reinvestment of all distributions for the six-month period ended December 31, 2002. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Past performance is no guarantee of future results. An investment in a money market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE FUND?

A   The Fed's November interest-rate
cut highlighted the somewhat perilous state of the economy. With so much uncertainty surrounding both the economy and the future direction of interest rates, we remained committed to the conservative course we charted earlier in the year. For the most part, we held the fund to a largely neutral stance in order to minimize the adverse impact of any future movements in the economy or markets.

    Against this backdrop, one of the primary strategies we followed was to capitalize on the fund's relatively small size in order to pursue attractive investment opportunities. Larger funds are generally limited to purchasing large issues that, because of their own size, tend to be well understood and followed by other large funds. This means that large issues of bonds with strong fundamentals tend to become overpriced rather quickly and, as a result, less appealing as investment opportunities. By contrast, this portfolio is able to identify smaller, less widely followed issues that offer better relative value compared to similarly rated larger bonds. These securities usually offer higher yields to entice buyers, so shareholders benefit from additional yield income as well as slightly enhanced price protection in the event of market volatility.

    Through careful security analysis, we were able to identify several appealing securities during the period. For example, we added a position in Ohio State Highway Capital Improvement bonds during the period. These high-quality bonds carried a top-tier rating and yet offered a slight yield advantage over larger issues to compensate for the bond's relatively small float. The fund's size allowed us to build a nearly four percent position in this issue.

    We also continued to keep the fund's credit quality high in order to protect shareholders from undue credit risk. Our purchases were limited to securities from the most highly-rated issuers (generally those rated SP-1/MIG1 or higher by a nationally recognized rating agency). Our emphasis was on bonds that offered both liquidity and yields that matched our conservative investment profile.

Q  WHAT IS YOUR OUTLOOK FOR THE
   FUND AND THE MARKETS IN THE COMING MONTHS?

A   The future direction of the
economy and of interest rates remains murky, especially with the ongoing geopolitical uncertainty. As a result, we will continue to position the fund in a relatively neutral stance until a clearer way forward emerges. Our focus will remain on finding high-quality, liquid securities to selectively add to the portfolio.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

CURRENT YIELD: The annual rate of return on a security, calculated by dividing the interest or dividends paid by the security's current market price.

FEDERAL FUNDS RATE: The key interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                               DISCOUNT
                                                               YIELD ON
PAR                                                             DATE OF
AMOUNT                                             MATURITY   PURCHASE OR    AMORTIZED
(000)    DESCRIPTION                                 DATE     COUPON RATE      COST
         MUNICIPAL BONDS  98.6%
         7 DAY FLOATERS  47.9%
$ 500    Florida Gulf Coast Univ Fndtn Ser A
         (LOC: Wachovia Bank)....................  01/02/03      1.650%     $   500,000
1,500    Floyd Cnty, GA Dev Auth Rev Berry
         College Inc Proj (LOC: SunTrust Bank)...  01/01/03      1.550        1,500,000
1,000    Franklin Cnty, TN Hlth & Ed Fac Univ of
         the South (LOC: SunTrust Bank)..........  01/01/03      1.550        1,000,000
1,000    Gibson Cnty, IN Pollun Ctl Rev Toyota
         Mtr Mfg Proj Ser A......................  01/01/03      1.600        1,000,000
1,075    Illinois Dev Fin Auth Rev American
         Osteopathic Assn (LOC: Harris Trust &
         Savings Bank)...........................  01/02/03      1.550        1,075,000
  500    Illinois Dev Fin Auth Rev Roosevelt Univ
         Proj (LOC: American Natl Bank & Trust of
         Chicago)................................  01/01/03      1.700          500,000
1,000    Illinois Dev Fin Auth Rev Roosevelt Univ
         Ser 1995 (LOC: American Natl Bank &
         Trust of Chicago).......................  01/01/03      1.700        1,000,000
1,000    Louisiana Loc Govt Envir Fac Cmnty Dev
         Auth Rev Shreveport Indpt (MBIA Insd)...  01/02/03      1.650        1,000,000
1,500    Missouri High Ed Student Ln Auth (LOC:
         State Street Bank & Trust Co.)..........  01/01/03      1.650        1,500,000
1,500    North Miami, FL Ed Fac Rev Miami Cntry
         Day Sch Proj (LOC: Bank of America).....  01/02/03      1.600        1,500,000
  910    Quad Cities Regl Econ Dev Auth IL Indl
         Dev Rev Var Seaberg Inds Inc Proj (LOC:
         Wells Fargo Bank).......................  01/02/03      1.800          910,000
1,500    Rhode Island St Student Ln Auth Ser 2
         (LOC: State Street Bank & Trust Co.)....  01/01/03      1.600        1,500,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

                                                               DISCOUNT
                                                               YIELD ON
PAR                                                             DATE OF
AMOUNT                                             MATURITY   PURCHASE OR    AMORTIZED
(000)    DESCRIPTION                                 DATE     COUPON RATE      COST
         7 DAY FLOATERS (CONTINUED)
$1,700   Seattle, WA Wtr Sys Rev (LOC: Bayeriche
         Landesbank Girozent)....................  01/01/03      1.470%     $ 1,700,000
1,500    Washington St Hsg Fin Comm Multi-Family
         Mtg Rev (LOC: Harris Trust & Savings
         Bank)...................................  01/07/03      1.250        1,500,000
                                                                            -----------
         TOTAL 7 DAY FLOATERS (b)........................................    16,185,000
                                                                            -----------
         DAILY VARIABLE RATE SECURITIES  30.9%
1,400    Delaware Cnty, PA Indl Dev Auth Dates
         United Parcel Svc Proj..................  01/02/03      1.480        1,400,000
1,500    Farmington, NM Pollutn Ctl Rev AZ Pub
         Svc Co Ser B Rfdg (LOC: Barclays
         Bank)...................................  01/02/03      1.700        1,500,000
2,015    Iowa Fin Auth Rev Burlington Med Ctr
         (FSA Insd)..............................  01/02/03      1.850        2,015,000
1,600    Jackson Cnty, MS Port Fac Rev Chevron
         USA Inc. Proj...........................  01/02/03      1.750        1,600,000
  800    New York City, NY Ser B (FGIC Insd).....  01/01/03      1.700          800,000
1,500    New York City, NY Ser B (FGIC Insd).....  01/01/03      1.700        1,500,000
1,600    Uinta Cnty, WY Pollutn Ctl Rev Chevron
         USA Inc. Proj...........................  01/02/03      1.700        1,600,000
                                                                            -----------
         TOTAL DAILY VARIABLE RATE SECURITIES (b)........................    10,415,000
                                                                            -----------
         BONDS/NOTES  19.8%
  200    Georgia St Ser A........................  07/01/03      4.100          202,717
  500    Gwinnett Cnty, GA Sch Dist..............  02/01/03      4.500          506,312
1,480    Hamilton Cnty, IN Pub Bldg Corp First
         Mtg (AMBAC Insd)........................  07/20/03      3.500        1,496,031
1,285    Ohio St Hwy Cap Impts Ser F.............  05/01/03      5.000        1,299,921
  650    Shelby Cnty, TN Pub Impt Ser A..........  06/01/03      5.625          660,549

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

                                                               DISCOUNT
                                                               YIELD ON
PAR                                                             DATE OF
AMOUNT                                             MATURITY   PURCHASE OR    AMORTIZED
(000)    DESCRIPTION                                 DATE     COUPON RATE      COST
         BONDS/NOTES (CONTINUED)
$1,000   South Carolina St Pub Svc Auth Ser A
         (MBIA Insd).............................  01/01/03      5.500%     $ 1,020,000
1,500    Texas St Tax & Rev Antic................  08/29/03      2.750        1,512,634
                                                                            -----------
         TOTAL BONDS/NOTES  19.8%........................................     6,698,164
                                                                            -----------

TOTAL INVESTMENTS  98.6% (a).............................................    33,298,164
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%..............................       456,014
                                                                            -----------

NET ASSETS  100.0%.......................................................   $33,754,178
                                                                            ===========

(a) At December 31, 2002, cost is identical for both book and federal income tax purposes.

(b) Securities include a put feature allowing the fund to periodically put the securities back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Fund based on the most recent reset date.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market value..............................................  $33,298,164
Cash........................................................       72,716
Receivables:
  Fund Shares Sold..........................................      575,681
  Interest..................................................      123,093
Other.......................................................       80,072
                                                              -----------
    Total Assets............................................   34,149,726
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      202,105
  Distributor and Affiliates................................       27,027
  Income Distributions......................................        2,905
Trustees' Deferred Compensation and Retirement Plans........      118,555
Accrued Expenses............................................       44,956
                                                              -----------
    Total Liabilities.......................................      395,548
                                                              -----------
NET ASSETS..................................................  $33,754,178
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $33,754,178
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 33,772,089
  shares outstanding).......................................  $33,754,178
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $252,042
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................    88,149
Distribution (12b-1) and Service Fees.......................    43,754
Shareholder Services........................................    25,522
Shareholder Reports.........................................    17,918
Registration and Filing Fees................................    15,612
Trustees' Fees and Related Expenses.........................     9,891
Accounting..................................................     7,890
Legal.......................................................     5,630
Custody.....................................................     3,886
Other.......................................................    14,045
                                                              --------
    Total Expenses..........................................   232,297
    Investment Advisory Fee Reduction.......................    88,149
    Less Credits Earned on Cash Balances....................     1,560
                                                              --------
    Net Expenses............................................   142,588
                                                              --------
NET INVESTMENT INCOME.......................................  $109,454
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $109,454
                                                              ========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                    DECEMBER 31, 2002    JUNE 30, 2002
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $    109,454       $     328,825

Distributions from Net Investment Income...........       (109,454)           (328,825)
                                                      ------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................            -0-                 -0-
                                                      ------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     39,957,859         121,391,801
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................         78,239             328,825
Cost of Shares Repurchased.........................    (45,449,224)       (130,502,791)
                                                      ------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................     (5,413,126)         (8,782,165)
                                                      ------------       -------------
TOTAL DECREASE IN NET ASSETS.......................     (5,413,126)         (8,782,165)
NET ASSETS:
Beginning of the Period............................     39,167,304          47,949,469
                                                      ------------       -------------
End of the Period..................................   $ 33,754,178       $  39,167,304
                                                      ============       =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                   YEAR ENDED JUNE 30,
                               DECEMBER 31,    -----------------------------------------
                                   2002        2002     2001     2000     1999     1998
                               ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $1.00        $1.00    $1.00    $1.00    $1.00    $1.00
                                  -----        -----    -----    -----    -----    -----
  Net Investment Income.......      -0-***       .01      .03      .03      .03      .03
Less Distributions from Net
  Investment Income...........      -0-***       .01      .03      .03      .03      .03
                                  -----        -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE
  PERIOD......................    $1.00        $1.00    $1.00    $1.00    $1.00    $1.00
                                  =====        =====    =====    =====    =====    =====

Total Return* (a).............    0.32%**      0.94%    3.25%    2.88%    2.55%    2.93%
Net Assets at End of the
  Period (In millions)........    $33.8        $39.2    $47.9    $36.3    $33.5    $32.0
Ratio of Expenses to Average
  Net Assets* (b).............     .82%         .93%     .82%     .88%     .84%     .83%
Ratio of Net Investment Income
  to Average Net Assets*......     .62%         .95%    3.18%    2.84%    2.53%    2.89%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (b)..............    1.32%        1.43%    1.32%    1.38%    1.34%    1.40%
Ratio of Net Investment Income
  to Average Net Assets.......     .12%         .45%    2.68%    2.34%    2.03%    2.32%

 ** Non-Annualized

*** Amount represents less than $.01 per share.

(a) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended December 31, 2002 and .01% and .02% for the years ended June 30, 2002 and 2001, respectively.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio investment is valued at cost, any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

D. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

E. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $1,560 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .500%
Next $500 million...........................................     .475%
Next $500 million...........................................     .425%
Over $1.5 billion...........................................     .375%

    For the six months ended December 31, 2002, the Adviser voluntarily waived $88,149 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended December 31, 2002, the Fund recognized expenses of approximately $400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $6,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $20,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $77,828 are included in "Other" assets on

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2002 and June 30, 2002, capital aggregated $33,754,178 and $39,167,304, respectively. Transactions in shares were as follows:

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2002    JUNE 30, 2002
Beginning Shares...................................      39,185,215         47,967,380
                                                        -----------       ------------
Shares Sold........................................      39,957,859        121,391,801
Shares Issued Through Dividend Reinvestment........          78,239            328,825
Shares Repurchased.................................     (45,449,224)      (130,502,791)
                                                        -----------       ------------
Net Change in Shares Outstanding...................      (5,413,126)        (8,782,165)
                                                        -----------       ------------
Ending Shares......................................      33,772,089         39,185,215
                                                        ===========       ============

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $8,300 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $100.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
88                                                             Member NASD/SIPC.
TFMM SAR 2/03                                                    9524B03-AP-2/03